CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference of our firm under the captions "Financial Highlights" in the prospectus and "Disclosure of Portfolio Holdings", "Auditors" and "Financial Statements" in the Statement of Additional Information and to the incorporation by reference of our report dated October 14, 2005 in this Registration Statement (Form N1-a No. 033-39659) of UBS U.S. Allocation Fund
(a series of UBS Investment Trust).

                                                /s/ Ernst & Young LLP

                                                  ERNST & YOUNG LLP

New York, New York
December 16, 2005